Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Max Buffer ETF – March

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated March 12, 2026

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given buffer and Target Outcome Period. On March 20, 2026, the Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of March 23, 2026. The new Target Outcome Period will end on March 19, 2027. While the actual caps and buffers will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated cap and buffer ranges for the Fund for the Target Outcome Period beginning on March 23, 2026. A supplement to the Fund’s prospectus will be filed on March 23, 2026 that will include the actual cap and buffer for the new Target Outcome Period, which may be higher or lower than the anticipated cap and buffer ranges set forth below.

Fund	Anticipated cap (before fees and expenses)	Anticipated cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)	Anticipated buffer range (before fees and expenses)	Anticipated buffer range (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Max Buffer ETF – March (MARM)	7.00%	6.15%	37.20% - 100.00%	36.35% - 99.15%

Please Keep this Supplement with your Fund Prospectus for Future Reference